                                                              EXHIBIT 24.1



               AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION

                                POWER OF ATTORNEY




         American Express Receivables Financing Corporation, a Delaware corporation (the "Company"), and each of the undersigned officers and directors of the Company, hereby constitute and appoint Jay B. Stevelman, John D. Koslow, Leslie R. Scharfstein and Stephen P. Norman, jointly and severally, with full power of substitution and revocation, their true and lawful attorneys-in-fact and agents, for them and on their behalf and in their respective names, places and steads, in any and all capacities, to sign, execute and affix their respective seals thereto and file any of the documents referred to below relating to the American Express Master Trust; all filings and reports required under the Securities Exchange Act of 1934, including Current Reports on Form 8-K and Annual Reports on Form 10-K, including any amendments thereto, on behalf of the Company, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as they might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in counterparts.

         IN WITNESS WHEREOF, American Express Receivables Financing Corporation has caused this Power of Attorney to be executed in its name by its President and attested by its Secretary, and the undersigned officers and directors have hereunto set their hand as of the 23rd day of March 1999.


                                       AMERICAN EXPRESS RECEIVABLES
                                       FINANCING CORPORATION



                                       By:  /s/ Leslie R. Scharfstein
                                            -------------------------
                                            Leslie R. Scharfstein
                                            President




ATTEST:

/s/ Michael Kuchs
------------------------
Michael Kuchs
Secretary

/s/ Richard K. Goeltz
----------------------------
Richard K. Goeltz
Director





/s/ Vincent P. Lisanke
----------------------------
Vincent P. Lisanke
Director




/s/ Jay B. Stevelman
----------------------------
Jay B. Stevelman
Director





/s/ Leslie R. Scharfstein
-----------------------------
Leslie R. Scharfstein
President
(Principal Executive Officer)





/s/ John D. Koslow
----------------------------
John D. Koslow
Vice President and Treasurer
(Principal Finance Officer and
Principal Accounting Officer)

                                                             EXHIBIT 24.2


                         AMERICAN EXPRESS CENTURION BANK

                                POWER OF ATTORNEY




     American Express Centurion Bank, a Utah corporation (the "Company"), and each of the undersigned officers and directors of the Company, hereby constitute and appoint Robert D. Kraus, Stephen P. Norman, Gilbert E. Ahye and Rhonda Halpern, jointly and severally, with full power of substitution and revocation, their true and lawful attorneys-in-fact and agents, for them and on their behalf and in their respective names, places and steads, in any and all capacities, to sign, execute and affix their respective seals thereto and file any of the documents referred to below relating to the American Express Master Trust; all filings and reports required under the Securities Exchange Act of 1934, including Current Reports on Form 8-K and Annual Reports on Form 10-K, including any amendments thereto, on behalf of the Company, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as they might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in counterparts.

         IN WITNESS WHEREOF, American Express Centurion Bank has caused this Power of Attorney to be executed in its name by its Chairman and attested by its Assistant Secretary, and the undersigned officers and directors have hereunto set their hand as of the 25th day of March 1999.



                                  AMERICAN EXPRESS CENTURION BANK



                                  By:  /s/ Frank L. Skillern
                                       ---------------------
                                       Frank L. Skillern
                                       Chairman




ATTEST:

/s/ Robert D. Kraus
------------------------
Robert D. Kraus
Assistant Secretary

/s/ Frank L. Skillern
----------------------------
Frank L. Skillern
Director and Chairman


/s/ David E. Poulsen
----------------------------
David E. Poulsen
Director, President and Chief Executive Officer


/s/ Gilbert E. Ahye
----------------------------
Gilbert E. Ahye
Director


/s/ Maria J. Garciaz
----------------------------
Maria J. Garciaz
Director


/s/ Ash Gupta
----------------------------
Ash Gupta
Director


/s/ Peter A. Lefferts
----------------------------
Peter A. Lefferts
Director


/s/ Raymond F. Pettit
----------------------------
Raymond F. Pettit
Director


/s/ Rosalyn M. Watson
----------------------------
Rosalyn M. Watson
Director


/s/ James F. Welch
----------------------------
James F. Welch
Director